EXHIBIT 10.1.1


                            NEWS COMMUNICATIONS, INC.

                       1987 Stock Option Plan, As Amended


                  1. Name and Purpose. The purpose of this Plan, which shall be known as the "News Communications 1987 Stock Option Plan" (the "Plan") is to advance the interests of News Communications, Inc. (the "Company") by providing material incentive for the continued services of those key employees and directors (including Non-Employee Directors) of the Company and its Subsidiaries who make significant contributions toward the Company's success and development, by encouraging those key employees and directors (including Non-Employee Directors) to increase their proprietary interest in the Company, and by attracting new, able executives to employment with the Company and its Subsidiaries.

          2. Definitions. For purposes of this Plan, the following terms, when capitalized, shall have the meaning designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronoun shall mean or include the feminine and the singular shall include the plural.

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Effective Date" shall mean the date on which this Plan shall have been approved by the directors and stockholders of the Company.

          (c) "Fair Market Value" of the Company's common shares on a certain date shall mean, if the Company's common shares are listed on Nasdaq, the last sale price as quoted by the Nasdaq System on the trading day immediately prior to the date specified, or if the Company's common shares are not quoted on Nasdaq on such date, on the next preceding date on which the common shares are traded. If the Company's common shares are not listed on Nasdaq, then "Fair Market Value" of the common shares on a certain date shall be that value which the Board determines, in good faith, to be the fair market value of the common shares on such date.

     (d) "Key Employee" shall mean any employee of the Company and its Subsidiaries (as defined in subparagraph 2(j) below) who, in the opinion of the Board, has demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

     (e) "Non-Employee Director" shall mean a member of the Board who is not also an employee of the Company or its Subsidiaries.

     (f) "Non-Qualified Stock Options" shall mean those options, granted by the Company, pursuant to this Plan, which do not qualify for favorable tax treatment under Section 422A of the Internal Revenue Code of 1986 (the "Code" ).

     (g) "Participant" shall mean a Key Employee or Participating Director selected by the Board (under subparagraph 3(a) below) to receive options, whether Qualified Incentive Stock Options or Non-Qualified Stock Options, granted under this Plan.

     (h) "Participating Director" shall mean any director of the Company and its Subsidiaries who, in the unanimous opinion of all of the disinterested directors, had demonstrated a capacity for contributing in a substantial measure to the success of the Company and its Subsidiaries.

     (i) "Qualified Incentive Stock Options" shall mean those options, granted by the Company pursuant to this Plan, which qualify for favorable tax treatment under Section 422A of the

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Code.

     (j) "Subsidiary" shall mean an affiliated employer during any period that 50% or more of its common stock or, in the case of a partnership, 50% or more of the capital interest thereof, is owned directly or indirectly by the Company, or during any period that it is a member with the Company in a controlled group of corporations, or is otherwise under common control with the Company within the meaning of Section 414(b) and (c) of the Code.

                  3.       Administration; Selection of Participants.

     (a) The Plan shall be administered by the Board, which shall select the Participants from among the Key Employees and Participating Directors and shall grant to the Participants stock options under, and in accordance with, the provisions of the Plan.

     (b) Subject to the express provisions of this Plan, the Board shall have authority to adopt regulations and procedures which are consistent with the terms of this Plan; to adopt and amend such stock option agreements as they deem advisable; and to determine the terms and provisions of such stock option agreements, including the number of shares with respect to which options are granted to a Participant, the option price for such shares, and the date or dates when the option or parts of it may be exercised -- which terms shall comply with any applicable requirements of paragraph 5 below. The Board shall have authority to construe and interpret such stock option agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. All decisions and interpretations made by the Board shall be binding and conclusive on all Participants, their legal representatives and beneficiaries.

                  4.       Shares Subject to the Plan.

     (a) The shares to be issued and delivered by the Company upon exercise of options granted under this Plan (whether Qualified Incentive Stock Options or Non-Qualified Stock Options) are the Company's Common Shares, par value $.01 per share, which may be either authorized but unissued shares, or treasury shares, in the discretion of the Board.

     (b) The aggregate number of the Company's common shares which may be issued under this Plan shall not exceed 366,666; subject, however, to the adjustment provided in Paragraph 10 in the event of stock splits, certain stock dividends, exchanges of shares, or the like, occurring after the Effective Date. No stock option may be granted under this Plan which could cause such maximum limit to be exceeded.

     (c) Shares covered by an option which is no longer exercisable with respect to such shares shall again be available for issuance in connection with other options granted under this Plan.

     5. Terms of Options. Options granted under the Plan shall be evidenced by stock option agreements authorized by the Board and executed by a duly authorized officer of the Company. Such stock option agreements shall contain such terms as the Board shall determine, subject to the following limitations and requirements:

     (a) Option price: The option price per common share shall be not less than 100% of the Fair Market Value of the common shares on the date of grant of such option; provided, however, that the option price of any Qualified Incentive Stock Options granted to any stockholder of the Company who owns at least 10% of the Company's common shares shall not be less than 110% of such Fair Market Value.
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     (b) Period within which option may be exercised:  Each option granted under this Plan shall terminate (become non-exercisable) after the expiration of ten years from the date of grant of such option; provided, however, that Qualified Incentive Stock Options granted to any stockholder of the Company who owns, at the time of grant, at least 10% of the Company's common shares, shall terminate after the expiration of five years from the date of grant of such option.

     (c) Termination of option by reason of termination of employment: Upon termination of the employment with or directorship in the Company and its Subsidiaries of a Participant granted options under the Plan, all options granted under this Plan to such Participant which are not exercisable on the date of such termination shall immediately terminate, and any remaining exercisable options shall terminate if not exercised before the expiration of the applicable period specified below, or at such earlier time as may be applicable under subparagraph 5(b) above:

     (i) No later than thirty (30) days following such termination of employment or directorship, if such termination was not a result of death or retirement of the Participant.

     (ii) No later than three months following such termination of employment or directorship, if such termination was because of death, or because of retirement under the provisions of any retirement plan of the Company or any Subsidiary, or with the consent of the Company.

     Whether time spent on leave of absence granted by the Company or any Subsidiary shall constitute continued employment or continued status as a director for purposes of this Plan, shall be determined by the Board in its sole discretion.

     Notwithstanding the foregoing, the Board may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted under the Plan, including, without limitation, providing for no exercise of any option after termination of a Participant's employment or directorship; however, any and all such conditions shall be specified in the stock option agreement limiting and defining such option.

     (d) Non-transferability: No option under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his will or by the laws of descent and distribution. In the event of the death of a Participant, the representative or representatives of his estate, or the person or persons who acquired (by bequest or inheritance) the rights to exercise his stock options granted under the Plan, may exercise any of the unexercised options or part thereof prior to the expiration of the applicable exercise period, as specified in subparagraphs 5(b) and 5(c) above, or in the stock option agreement relating to such options. No transfer of an option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option.

     (e) More than one option granted to a Participant: More than one option, and more than one form of option, may be granted to a Participant under this Plan.

     (f) Partial exercise: Unless otherwise provided in the stock option agreement, any exercise of an option granted under this Plan may be made in whole or in part.

     (g) Limitation on Amount of Qualified Incentive Stock Options: The aggregate fair market value (determined at the time the option is granted) with respect to which Qualified Incentive Stock Options become exercisable by a Participant for the first time during any calendar year (including all such plans of the Company and its Subsidiaries) shall not exceed $100,000.

     6. Period of Granting Options. No option shall be granted under this Plan
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subsequent to ten years after the Effective Date.

     7. No Effect Upon Employment Status. The fact that an employee has been designated a Key Employee or selected as a Participant shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

     8. Method of Exercise. Any option granted under this Plan may be exercised by written notice to the Board, signed by the Participant, or by such other person as is entitled to exercise such option. The notice of exercise shall state the number of shares in respect of which the option is being exercised, and shall be accompanied by the payment, in cash, and/or, as provided below, in the common shares of the Company, of the full option price for such shares. At the written request of the Participant and upon approval by the Board, shares acquired pursuant to the exercise of any option may be paid for at the time of exercise by the surrender of common shares of the Company held by or for the account of the Participant at the time of exercise (for Qualified incentive Stock Options only to the extent permitted by subsection (c)(4) of Section 422A of the Code, without liability to the Company). In such case, the fair market value of the surrendered shares shall be determined by the Board as of the date of exercise in the same manner as such value is determined upon the grant of an option. A certificate or certificates for the common shares of the Company purchased through the exercise of an option shall be issued in regular course after the exercise of the option and payment therefor. The Company shall be afforded reasonable opportunity after exercise of any option to comply with any requirements for stock exchange listing, for registration under applicable securities or other laws and for compliance with other laws and regulations, if any, before issuance of the shares being purchased on such exercise. During the option period, no person entitled to exercise any option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any shares issuable upon exercise of such option until certificates representing such shares shall have been issued and delivered. The exercise of any option shall be contingent upon receipt from the Participant of a representation that, at the time of such exercise, it is his or her then present intention to acquire the shares being purchased for investment and not for distribution (unless the Plan has been duly registered under the Securities Act of 1933 and the Company has waived the requirement that such representation be made).

     9. Implied Consent of Participants. Every Participant, by his acceptance of an option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, assigns, and legal representatives, by all of the terms and conditions of this Plan.

     10. Share Adjustments. In the event there is any change in the Company's common shares resulting from stock splits, stock dividends of more than 5% in any year, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall be made by the Board in
(1) the number of shares available for option under this Plan, (2) the number of shares subject to options granted under this Plan, and (3) the option price of optioned shares.

     11. Merger, Consolidation, or Sale of Assets. In the event the Company shall consolidate with, merge into, or transfer all or substantially all of its assets to another corporation or corporations (herein referred to as "successor employer corporation"), such successor employer corporation may obligate itself to continue this Plan and to assume all obligations under the Plan (for Qualified Incentive Stock Options, in a manner consistent with the provisions of
Section 425(a) of the Code, or the provisions of that Section as it may be hereafter ~mended or as it may be replaced by any other section or sections of the Code of like intent or purpose). In the event that such successor employer corporation does not obligate itself to continue this Plan as above provided, this Plan shall terminate upon such consolidation, merger or transfer, and any option previously granted hereunder shall terminate. If practical, the Company shall give each Participant (20) days prior notice of any possible transaction which might terminate this Plan and the options previously granted hereunder.

     12. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability

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for any act or thing  done or left  undone  with  respect  to the  price,  time, quality, or other conditions and circumstances of the purchase of shares under the terms of the Plan, so long as the Company acts in good faith.

     13. Law Governing. With respect to Qualified Incentive Stock Options, the Plan is intended to comply with the provisions of Section 422A of the Code. Any provisions of the Plan which conflict with the provisions of Section 422A shall be deemed to be hereby amended so as to comply therewith.

     14. Securities Laws. The Committee shall take all necessary or appropriate actions to ensure that all option grants and all exercises thereof under this Plan are in full compliance with all federal and state securities laws.

     15. Amendment and Termination. The Board may terminate this Plan at any time, and may amend the Plan at any time or from time to time, without obtaining any approval of the Company's stockholders; except that the Plan may not be amended (1) except with the approval of the holders of a majority of the outstanding shares of the Company's capital stock entitled to vote present at a meeting at which a quorum is present, to increase the aggregate number of shares issuable under the Plan (excepting proportionate adjustments made under paragraph 10 to give effect to stock splits, etc.); (2) to change the option price of optioned shares (excepting proportionate adjustments made under paragraph 10); (3) to change the requirement that the option price per common share not be less than 100% of the Fair Market Value of the common shares on the date the option is granted (or less than 110% in the case of 10% stockholders being issued Qualified Incentive Stock Options); (4) to extend the time within which options may be granted or the time within which a granted option may be exercised; (5) to change, without the consent of the Participant, any option previously granted to him under the Plan; or (6) if such amendment would result in a material increase in the cost of the Plan to the Company. If the Plan is terminated, any unexercised option shall continue to be exercisable in accordance with its terms, except as provided in paragraph 11 above.

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